UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2005

Clearant, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50309	912190195
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11111 Santa Monica Blvd., Suite 650, Los Angeles, California		90025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 479-4570

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On November 7, 2005, the Company agreed to issue an aggregate of approximately 3.774 million shares of the Company’s common stock and warrants to purchase approximately 1.699 million additional shares of common stock for an aggregate purchase price of approximately $12.0 million, in a private placement to four accredited investors. Each warrant is exercisable for five years at an exercise price of $4.96 per share of common stock. The form of warrant is attached as Exhibit 4.1 and incorporated herein by reference. The proceeds will be used to fund operations, working capital and general corporate purposes.

The company agreed to pay a commission to Piper Jaffray & Co. for acting as exclusive placement agent of 7% of the gross proceeds plus a warrant for 3% of the common stock sold in the transaction.

The transaction was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering. The Company entered into purchase agreements with each of the purchasers, substantially in the form of Exhibit 10.1 attached hereto and incorporated herein by reference. Each of the purchasers represented their intention to acquire the securities for their own account for investment purposes and not with a view to the distribution thereof other than in accordance with applicable law. Appropriate legends are affixed to the stock certificates issued in the transaction. All purchasers either received or had access to adequate information concerning the investment.

The Company also entered into registration rights agreements with each of the purchasers, substantially in the form of Exhibit 10.2 attached hereto and incorporated herein by reference, pursuant to which the purchasers were granted customary demand registration rights, obligating the Company to file a registration statement covering the purchased shares within 30 days.

The purchasers in the transaction were provided with disclosures of material non-public information, and investors are cautioned from relying on any of the representations and warranties contained in the agreements, which are subject to such disclosures. Except as required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 7.01 Regulation FD Disclosure.

On November 9, 2005, the Company issued the press release attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 4.1 Form of Warrant
Exhibit 10.1 Form of Purchase Agreement
Exhibit 10.2 Form of Registration Rights Agreement
Exhibit 99.1 Press release dated November 8, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearant, Inc.

November 9, 2005	By:	/s/ Jon Garfield

Name: Jon Garfield
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant
10.1	Form of Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press release dated November 9, 2005